                                                                    Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

        AGREEMENT, made as of the 4th day of June, 1998, by and among Stride & Associates, Inc., a corporation organized and existing under the laws of Delaware (the "Company"), those persons whose names appear on the signature page hereof and who are designated as investors (collectively, the "Investors"), and those persons whose names appear on the signature page hereof and who are designated as Principal Shareholders (the "Principal Shareholders" and, together with the Investors, the "Shareholders").

        WHEREAS, the Investors are entering into a Securities Purchase and Redemption Agreement (the "Purchase Agreement") pursuant to which they are acquiring shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"); and

         WHEREAS, the Principal Shareholders own shares of Common Stock of the Company; and

        WHEREAS, the execution of this Agreement by the Company is a condition precedent to the obligations of the Investors and the Principal Shareholders to perform their obligations under the Purchase Agreement; and

        WHEREAS, the execution of this Agreement by the Company is a condition precedent to the obligations of the Investors to perform their obligations under the Purchase Agreement; and

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

        "Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Act.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Holder" means the person who is then the record owner of Registrable Securities which have not been sold to the public.

        "Initiating Holders" means any Shareholders and their assignees who in the aggregate are holders of at least twenty-five percent (25%) of the outstanding Registrable Securities held by the Shareholders and their assignees.

        "Registrable Securities" means (i) all shares of Common Stock now owned or hereafter acquired by a Shareholder; and (ii) any shares of Common Stock issued in respect of the shares described in clause (i) upon any stock split, stock dividend, recapitalization or other similar event.

        The term "register" means to register under the Act and applicable state securities laws for the purpose of effecting a public sale of securities.

        2.      REQUESTED REGISTRATIONS

                (a) If any time and from time to time after the date hereof, the Company shall receive from one or more Initiating Holders a written request that the Company effect the registration of Registrable Securities representing at least fifteen percent (15%) of the outstanding Registrable Securities held by all the Holders (or any lesser percentage if the reasonably anticipated aggregate price to the public of the Registrable Securities to be included in such registration would exceed $15,000,000) in connection with a firm commitment underwriting, the Company will:

              (i) promptly give written notice of the proposed registration to all other Holders; and

             (ii) use its commercially reasonable efforts to cause such Registrable Securities specified in such a written request (together with such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within ten (10) days after receipt of such written notice from the Company) to be registered as soon as practicable so as to permit the sale thereof and in connection therewith prepare and file a registration statement on Form S-1 under the Securities Act (or on such other form as may be appropriate) to effect such registration and seek to have such registration statement become effective as promptly as practicable; provided, however, that such written requests shall (w) specify the number of Registrable Securities intended to be offered and sold, (x) express the present intention of the Holders to offer or cause the offering of such Registrable Securities for distribution, (y) describe the nature or method of the proposed offer and sale thereof, and (z) contain the undertaking of the Holders to provide all such information and materials and take all such action as may be reasonably required in order to permit the Company to comply with all applicable requirements of the Commission and to obtain any desired acceleration of the effective date of such registration statement. Upon any registration becoming effective pursuant to this Section 2(a), the Company shall use reasonable efforts to keep such registration statement current for a period of 90 days. The obligation of the Company to register any Registrable Securities on demand by the Holders shall continue only until the Company has effected two (2) demand registrations on behalf of the Investors and two (2) demand registrations on behalf of Holders other than the Investors pursuant to this Section 2(a). If the underwriter managing the offering advises the Holders who have requested inclusion of their Registrable Securities in such registration that marketing considerations require a limitation on the number of Registrable Securities offered, such limitation shall be imposed PRO RATA among such Holders who requested inclusion of Registrable Securities in such registration according to the number of Registrable Securities then held by such Holders

                (b) Notwithstanding the other provisions of this Section 2, Holders other than Investors may not exercise the right to demand a registration under this Section 2 until at least twelve (12) months after the Company has consummated its first sale of equity securities pursuant to a registration statement filed under the Act.

                (c) The underwriter of any underwriting requested under this
Section 2 shall be selected by the Holders, as the case may be, holding a majority of the Registrable Securities included therein; provided that such underwriter must be reasonably acceptable to the Company with the Company specifying in writing the reasons for any rejection of an underwriter selected by the Holders.

        3.      "PIGGY BACK" REGISTRATIONS.

                (a) The rights contained in this Section 3 shall be in addition to the rights provided in Section 2 hereof. If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their registration rights (subject to the provisions of Section 2), other than a registration relating solely to employee benefit plans or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of shares or pursuant to Form S-4, the Company will:

              (i) Promptly give to each Holder of Registrable Securities written notice thereof (which shall include the number of shares the Company or other security holder proposes to register and, if known, the name of the proposed underwriter); and

             (ii) Use its commercially reasonable efforts to include in such registration all the Registrable Securities specified in a written request or requests made by any Holder within ten (10) days after the date of delivery of the written notice from the Company described in clause (i) above. If in the good faith judgment of the managing underwriter of such public offering, the inclusion of all or any portion of the shares held by the Holders originally included in a request for registration would reduce the number of shares to be offered by the Company (or by another holder of shares that initiated the offering by exercising rights to demand such registration) or interfere with the successful marketing of the securities offered by the Company (or by such other holder that initiated the offering), the number of shares otherwise to be included by the Holders in the underwritten public offering may be reduced or excluded altogether; provided, however, that (i) in any such offering by the Company, the shares to be included by the Holders cannot be excluded altogether but must be treated in the same manner as all other selling security holders, and
        (ii) in any such offering initiated by another holder pursuant to demand registration rights exercised by such holder, the shares otherwise to be included by the Holders can be excluded altogether but shall be treated in the same manner as all selling security holders other than those selling pursuant to the exercise of demand registration rights provided further, however, that as among the Holders, any such reduction or exclusion of Registrable Securities shall be imposed PRO RATA among such Holders who requested inclusion of their Registrable Securities in such registration according to the number of Registrable Securities then held by such Holders. .

              (b) The Company shall select the underwriter for an offering made pursuant to this Section 3; provided that such underwriter must be reasonably acceptable to the Holders of a majority of the Registrable Securities being registered in such offering, with such Holders specifying in writing the reason for any rejection of an underwriter selected by the Company.

        3.      FORM S-3 REGISTRATIONS.

                (a) After the first public offering of its securities registered under the Act, the Company shall use commercially reasonable efforts to qualify and remain qualified to register securities on Form S-3 (or any successor form) under the Act. So long as the Company is qualified to register securities on Form S-3 (or any successor form), Shareholders holding at least 20% of the Registrable Securities outstanding at that time shall have the right to request on any number of occasions registration on Form S-3 (or any successor form) for the Registrable Securities held by such requesting Shareholders, including registrations for the sale of such Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Shareholders.

                (b) Upon receipt of the request pursuant to subparagraph (a) to register Registrable Securities on a registration statement on Form S-3 (or any successor form), the Company shall give prompt notice thereof to all Holders, and shall use its commercially reasonable efforts to include in such registration statement all Registrable Securities specified in such written request (together with all other Registrable Securities of any Holder or Holders joining such request as are specified in a written request given within ten days after receipt of such written notice from the Company). The Company will use its commercially reasonable efforts to cause such registration statement to become effective as soon as practicable, and shall maintain such registration statement in effect for a period of ninety days, or such shorter period as may be required to sell all Registrable Securities covered by such registration statement.

                (c) The underwriter of any underwriting requested under this
Section 3 shall be selected by the Holders holding a majority of the Registrable Securities included therein; provided that such underwriter must be reasonably acceptable to the Company with the Company specifying in writing the reasons for any rejection of an underwriter selected by the Holders.

        5. EXPENSES. The Company shall pay all out-of-pocket costs in connection with any registration pursuant to this Agreement. The costs and expenses of any such registration shall include, without limitation, the fees and expenses of the Company's counsel and its accountants and all other out-of-pocket costs and expenses of the Company incident to the preparation, printing and filing under the Act of the registration statement and all amendments and supplements thereto and the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the securities so registered, the costs and expenses incurred in connection with the qualification of such securities so registered under the "blue sky" laws of various jurisdictions, the fees and expenses of the Company's transfer agent, the fees and expenses of one counsel for the Holders, expenses of all marketing and promotional efforts requested by the managing underwriter and all other costs and expenses of complying with the foregoing provisions hereof with respect to such registration. The Holders shall bear underwriting discounts, selling commissions and transfer taxes with respect to the shares sold by them pursuant to the registration.

        6. REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder of Registrable Securities included in such registration advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will do the following for the benefit of such Holders:

                (a) Keep such registration effective for as long as the Company is required to keep such registration effect pursuant to the terms hereof and amend or supplement such registration statement and the prospectus contained therein from time to time to the extent necessary to comply with the Act and applicable state securities laws. If at any time the Commission should institute or threaten to institute any proceedings for the purpose of issuing, or should issue a stop order suspending the effectiveness of any such registration statement, the Company will promptly notify the Holder and will use reasonable efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible;

                (b) Use its best efforts to register or qualify the Registrable Securities covered by such registration under the applicable securities or "blue sky" laws of such jurisdictions as the selling Holders may reasonably request; provided, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registration;

                (c) Furnish such number of prospectuses and other documents incident thereto as a Holder or the underwriter from time to time may reasonably request;

                (d) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Sections 2 or 4 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and is entered into by the Holder and provided further that, if the underwriter so requests, the underwriting agreement will contain customary contribution provisions on the part of the Company;

                (e) To the extent then permitted under applicable professional guidelines and standards, use its best efforts to obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to the Holders, and provide copies thereof to the Holders; and

                (f) Permit the counsel to the selling Holders whose expenses are being paid pursuant to Section 5 hereof to inspect and copy such corporate documents as he may reasonably request.

        7.      INDEMNIFICATION.

                (a) The Company will, and hereby does, indemnify and hold harmless each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls such underwriter within the meaning of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or the Exchange Act or securities act of any state or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, whether or not resulting in any liability; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is (x) based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon information furnished in writing to the Company by the Holders or any underwriter or any controlling person of the Holders or any such underwriter specifically for use therein, or (v) made in any preliminary prospectus, if the prospectus contained in the registration statement as declared effective or in the form filed by the Company with the Commission pursuant to Rule 424 under the Act shall have corrected such statement or omission, ample copies of such prospectus (together with a statement that such corrected prospectus must be used in lieu of all prior prospectuses) shall have been provided by the Company to the Holders or underwriter, and a copy of such prospectus shall not have been sent or otherwise delivered to such person by the Holders or underwriter at or prior to the confirmation of such sale to such person.

                (b) By requesting registration under this Agreement each Holder shall agree in the same manner and to the same extent as set forth in the preceding paragraph, to indemnify and to hold harmless the Company and its directors and officers and each person, if any, who controls the Company within the meaning of the Act and any underwriter (as defined in the Act) of any shares offered by the Holders, against any such claim, loss, damage, liability or expense, joint or several, to which any of such persons may be subject under the Securities Act or otherwise, and to reimburse any of such persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such claim, loss, damage, liability or expense, but only to the extent it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission of a material fact in any registration statement under which the Holders' shares were registered under the Act pursuant to this Agreement, any prospectus contained therein, or any amendment or supplement thereto, which was based upon and made in conformity with information furnished in writing to the Company by the Holders or such underwriter expressly for use therein; provided however, that the obligations of each Holder hereunder shall be limited to an amount equal to the net proceeds received by such Holder upon the sales of the securities.

                (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought. The failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations under this Section 7, except and to the extent the Indemnifying Party has been prejudiced as a consequence thereof and in no event shall such failure relieve the underlying party from any other liability which it may have to such indemnified party. The Indemnifying Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party, provided that the Indemnified Party may participate in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party, and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party or Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Parties and the fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall (i) furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom and
(ii) shall reasonably assist the Indemnifying Party in any such defense, provided that the Indemnified Party shall not be required to expend its funds in connection with such assistance.

                (d) No Holder shall be required to participate in a registration pursuant to which it would be required to execute an underwriting agreement in connection with a registration effected under Sections 2, 3 or 4 which imposes indemnification or contribution obligations on such Holder more onerous than those imposed hereunder; provided, however, that the Company shall not be deemed to breach the provisions of Sections 2, 3 or 4 if a Holder is not permitted to participate in a registration on account of his refusal to execute an underwriting agreement on the basis of this subsection (d).

        8. LOCK-UP AGREEMENT. If requested by the underwriter in any registered public offering by the Company, each Holder agrees not to sell or otherwise transfer any Registrable Securities for such period of time after the date of such offering as may be requested by the underwriter, but in no event to exceed 180 days from the close of the initial registered public offering and 90 days from the close of any subsequent registered public offering, provided that all executive officers and directors of the Company enter into similar agreements.

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        9. INFORMATION BY HOLDER. Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement or otherwise required by applicable state or federal securities laws.

        10. LIMITATIONS ON REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority of the Investors and a majority of the Principal Shareholders, enter into any agreement with any holder or prospective holder of any securities of the Company which would give any such holder or prospective holder the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not limit the number of Registrable Securities sought to be included by the Holders of Registrable Securities or reduce the offering price thereof.

        11. EXCEPTION TO REGISTRATION. The Company shall not be required to effect a demand registration pursuant to Section 2 of this Agreement if (i) in the written opinion of counsel for the Company, which counsel and the opinion so rendered shall be reasonably acceptable to the Holders of Registrable Securities, such Holders may sell without registration under the Act all Registrable Securities for which they requested registration under the provisions of the Act and in the manner and in the quantity in which the Registrable Securities were proposed to be sold, or (ii) the Company shall have obtained from the Commission a "no-action" letter to that effect; provided that this Section 10 shall not apply to sales made under Rule 144(k) or any successor rule promulgated by the Commission until after the effective date of the Company's initial registration of shares under the Act. Notwithstanding the foregoing, in no event shall the provisions of this Section 10 be construed to preclude a Holder of Registrable Securities from exercising rights under Section 3 for a period of three years after the effective date of the Company's initial registration of shares under the Act.

        12. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities (as that term is used in Rule 144 under the Act) to the public without registration, the Company agrees to:

                (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Act, at all times from and after ninety days following the effective date of the first registration under the Act filed by the Company for an offering of its securities to the general public;

                (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                (c) so long as a Shareholder owns any restricted securities, furnish to the Shareholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as a Shareholder may reasonably request in availing itself of any rule or regulation of the Commission allowing to sell any such securities without registration.

        13. LISTING APPLICATION. If shares of any class of stock of the Company shall be listed on a national securities exchange, the Company shall, at its expense, include in its listing application all of the shares of the listed class then owned by any Shareholder.

        14. DAMAGES. The Company recognizes and agrees that the Holder of Registrable Securities shall not have an adequate remedy if the Company fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure any Holder of Registrable Securities shall be entitled to seek specific performance of the Company's obligations hereunder and that the Company will not oppose an application seeking such specific performance.

        15.     MISCELLANEOUS.

                (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

                (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telecopied or sent by other facsimile method addressed as follows:

                If to the Company, or a Shareholder, at the address of such party set forth on SCHEDULE I hereto or the most recent address as is shown on the stock records of the Company; and

                If to any subsequent Holder of Registrable Securities, to it at such address as may have been furnished to the Company in writing by such Holder; or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Holder of Registrable Securities) or to the Holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

                (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws principles thereof.

                (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company, a majority of the Principal Shareholders and a majority of the Investors.

                (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                (f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Agreement has been executed by duly authorized representation of each of the signatories hereto as of the date and year first above written.

                                          STRIDE & ASSOCIATES, INC.


                                          By: /s/ Michael Robichaud
                                             -----------------------------------
                                                Name:  Michael Robichaud
                                                Title:    President


                                          INVESTORS

                                          SUMMIT VENTURES IV, L.P.
                                          BY:  SUMMIT PARTNERS IV, L.P.
                                          ITS GENERAL PARTNER
                                          BY:  STAMPS, WOODSUM & CO., IV
                                          ITS GENERAL PARTNER


                                          By: /s/ Tom Roberts
                                             -----------------------------------
                                                Name:
                                                Title:

                                          SUMMIT VENTURES V, L.P.
                                          BY: SUMMIT PARTNERS V, L.P.
                                          ITS GENERAL PARTNER
                                          BY:  SUMMIT PARTNERS LLC
                                          ITS GENERAL PARTNER


                                          By: /s/ Tom Roberts
                                             -----------------------------------
                                                Name:
                                                Title:

                                           SUMMIT V ADVISORS FUND, L.P.
                                           BY: SUMMIT PARTNERS, LLC
                                           ITS GENERAL PARTNER


                                           By: /s/ Tom Roberts
                                             -----------------------------------
                                                 Name:
                                                 Title:


                                           SUMMIT V ADVISORS FUND (QP), L.P.
                                           BY: SUMMIT PARTNERS, LLC
                                           ITS GENERAL PARTNER


                                           By: /s/ Tom Roberts
                                             -----------------------------------
                                                 Name:
                                                 Title:

                                          SUMMIT SUBORDINATED DEBT FUND II, L.P.
                                          BY:  STAMPS, WOODSUM & CO. IV
                                          ITS GENERAL PARTNER


                                           By: /s/ Tom Roberts
                                             -----------------------------------
                                                 Name:
                                                 Title:

                                           SUMMIT INVESTORS III, L.P.


                                           By: /s/ Tom Roberts
                                             -----------------------------------
                                                 Name:
                                                 Title:

                                          MANAGEMENT SHAREHOLDERS:

                                           /s/ John Devine
                                          ------------------------------
                                          John Devine

                                           /s/ Rachel Burnett
                                          ------------------------------
                                          Rachel Burnett

                                           /s/ Alan Matthews
                                          ------------------------------
                                          Alan Matthews

                                           /s/ Michael Robichaud
                                          ------------------------------
                                          Michael Robichaud